UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 3, 2005

Piedmont Natural Gas Company, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

North Carolina	1-6196	56-0556998
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1915 Rexford Road, Charlotte, North Carolina		28211
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	704-364-3120

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On November 3, 2005, Piedmont Natural Gas issued a press release to initiate its earnings guidance for fical year 2006 of $1.20 to $1.35 per diluted share. This guidance includes management's assessment of market conditions in the natural gas industy and the impact of favorable base rate adustments in two of its jurisdictions effective November 1, 2005.

In the same press release, Piedmont urged customers to enroll in its Equal Payment Plan, adopt energy conservation measures, and to learn more about low-income heating-assistance programs.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Piedmont Natural Gas Company, Inc.

November 4, 2005	By:	/s/ Barry L. Guy

Name: Barry L. Guy
Title: Vice President and Controller (Principal Accounting Officer)

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Exhibit Index

Exhibit No.	Description

99.1	Piedmont Natural Gas Initiates 2006 Earnings Guidance